         ---------------------------------------------------------------
                                      THE
                                   THAI FUND,
                                      INC.
         ---------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER



                              THE THAI FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

Sukri Kaocharern
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Snoh Unakul
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

--------------------------------------------------------------------------------
THAI INVESTMENT ADVISER

The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand

--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

--------------------------------------------------------------------------------
CUSTODIANS

The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001

--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
----------
For the six months ended June 30, 1999, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 43.42% compared to 45.87% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). For the period since the Fund's commencement of operations on February 16, 1988 through June 30, 1999, the Fund's total return, based on net asset value per share, was 8.86% compared to 6.82% for the Index. On June 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $10 1/4, representing an 88.1% premium to the Fund's net asset value per share.

Economic data coming out of Thailand over first half of 1999 have indicated economic stabilization and recovery. The trend of economic recovery is clearly exemplified by the industrial production numbers which have moved up from a growth of 0.1% year-over-year in January 1999 to a 6% year-over-year growth in May. The external sector has disappointed in the first quarter of the year, registering year-over-year declines. However, we have seen a turnaround in exports in the second quarter of 1999 on the back of rapid recovery in intra-asian trade. Exports in May were up 8.6% year-over-year and June numbers are reported to be up 8% too. Retail sales appear to have troughed and a pick up in consumption expenditure in the second half of 1999 could produce Gross Domestic Product (GDP) growth for 1999 in the 2-3% range. GDP growth numbers for the year are likely to surprise on the upside, with official estimates still remaining at 1%.

With inflation below expectations and the balance of payment underpinning the Thai baht, the Bank of Thailand has been keeping the interbank market flush with liquidity to reactivate bank lending. So far, the accommodative policy has visibly lowered interest rates rather than sparked recovery in the quantity of credit. Demand for credit remains weak, as it has been difficult for banks to find creditworthy borrowers.

The health of the banking system in Thailand is key to the country's ability to grow again. The successful capital raising exercise done by Siam Commercial Bank in April this year could be a blue print for bank recapitalizations in Thailand. The central bank's policy mix, which has successfully combined historically low interest rates and a stable baht, has to a large extent helped repair balance sheets in the corporate and banking systems. The consensus is growing that a workable framework for the banking sector and non-performing loan recovery is in place. We are likely to see non-performing loans (NPLs) starting to decline in the third quarter of 1999. Most banks believe NPLs had peaked by the first quarter of 1999. However, given that most Thai banks need more capital in the next two years, the valuation levels for most of the banks on a fully diluted basis is stretched. Thai Farmers Bank recently announced a big rights issue. The announcement was made probably much sooner than expected. But this will prove beneficial in the long run, as a better capitalized bank has improved earnings potential and is better overall for the system. Other positive events this year have been an indication of NPLs peaking in the second quarter and international rating agencies upgrading ratings at the sovereign and individual bank levels (i.e. Siam Commercial Bank and Thai Farmers Bank). This served to outweigh the huge discount of 82% from the FRA's second auction.

There have been several positive developments in the corporate sector over the last two quarters. The Shinawatra Group announced a number of positive restructuring efforts. Advance Info Services continued to benefit from resurging cellular subscriber growth, translating into spectacular stock outperformance in the second quarter. Delta Electronics, a large overweight position for the Fund, also benefited as the company altered its product mix to enhance margins.

The Thailand market has sharply rebounded from the distressed levels in 1998 in the wake of easing concerns over survivability of corporates and the bottoming of the economy. The divergence in stock performances in the second quarter indicate that the market may increasingly focus on individual earnings growth and returns on capital. Continued evidence of macroeconomic recovery, particularly in the domestic sector, completion of bank recapitalization needs, passage of creditor security reforms and increasing momentum in debt restructuring will be key drivers of sentiment over the rest of the year.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

JULY 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

The Thai Fund, Inc.
Investment Summary as of June 30,1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                          TOTAL RETURN (%)
INFORMATION                                 ------------------------------------------------------------------------
                                              MARKET VALUE (1)        NET ASSET VALUE (2)             INDEX (3)
                                            ---------------------    ----------------------    ---------------------
                                                          AVERAGE                   AVERAGE                  AVERAGE
                                            CUMULATIVE    ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE    ANNUAL
                                            ----------    -------    ----------     -------    ----------    -------
                    FISCAL YEAR TO DATE       74.47%        --         43.42%         --         45.87%        --
                    ONE YEAR                  78.26%       78.26%      93.95         93.95%     123.28        123.28%
                    FIVE YEAR                -45.59       -11.46      -74.06        -23.65      -72.17        -22.57
                    TEN YEAR                  32.58         2.86      -19.57         -2.15      -39.43         -4.89
                    SINCE INCEPTION*         104.73         6.50        8.86          0.75        6.82          0.58


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]


                                                        YEAR ENDED DECEMBER 31,                                        SIX MONTHS
                                                                                                                         ENDED
                                                                                                                        JUNE 30,
                             1989     1990     1991     1992     1993     1994      1995      1996     1997     1998     1999
                            ------   ------   ------   ------   ------   ------    ------    ------   ------   ------  ----------
Net Asset Value Per Share..$18.88    $13.08   $15.41   $20.69   $39.42   $28.30    $24.89    $15.63    $3.81    $3.80    $5.45
Market Value Per Share ....$32.25    $16.00   $16.25   $18.75   $36.88   $22.38    $22.38    $16.38    $5.25    $5.88   $10.25
Premium/(Discount) ........  70.8%     22.3%     5.5%    -9.4%    -6.4%   -20.9%    -10.1%      4.8%    37.8%    54.7%   88.1%
Income Dividends .......... $0.36     $0.21    $0.21       --    $0.36    $0.35     $0.11     $0.32    $0.11    $0.19       --
Capital Gains
  Distributions ........... $2.09     $1.68    $0.47       --    $0.51    $4.62     $3.38     $0.08    $0.12       --       --
Fund Total Return (2) ..... 109.87%  -20.44%   23.08%   34.26%   98.90%  -10.40%+   -0.10%   -35.93%  -75.17%    2.88%   43.42%
Index Total Return (3) .... 120.97%  -28.59%   15.80%   24.71%   88.14%  -17.63%    -6.17%   -36.25%  -75.54%   22.43%   45.87%


(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, including dividends, expressed in U.S. dollars.

 *  The Fund commenced operations on February 16, 1988.

 + This return does not include the effect of the rights issued in connection with the Rights Offering.

The Thai Fund, Inc.
Portfolio Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Equity Securities               (94.7%)
Short-Term Investments           (5.3%)


--------------------------------------------------------------------------------
SECTORS

[PIE CHART]

Other                           (18.3%)
Transportation-Airlines          (4.2%)
Telecommunications-Wireless      (4.7%)
Telecommunications               (5.8%)
Food & Household Products        (6.5%)
Energy Sources                   (4.3%)
Banking                         (19.3%)
Beverages & Tobacco              (5.6%)
Broadcasting & Publishing        (4.8%)
Building Materials & Components (14.4%)
Electrical & Electronics        (12.1%)


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS



                                                 PERCENT OF
                                                 NET ASSETS
                                                 ----------
     1. Thai Farmers Bank Co., Ltd.                8.0%
     2. Siam Cement Co., Ltd.                      7.7
     3. Bangkok Bank Co., Ltd.                     7.3
     4. Siam City Cement Co., Ltd.                 6.8
     5. Delta Electronics Public Co., Ltd.         6.3
     6. Shinawatra Computer Co., Ltd.              5.8
     7. The Serm Suk Co., Ltd.                     5.6
     8. Siam Commercial Bank Co., Ltd              5.5
     9. BEC World Co., Ltd.                        4.8
     10. Advanced Information Services Co., Ltd.   4.7
                                                  ----
                                                  62.5%
                                                  ----
                                                  ----


FINANCIAL STATEMENTS
--------
STATEMENT OF NET ASSETS (UNAUDITED)
--------
JUNE 30, 1999

                                                                           VALUE
                                             SHARES                         (000)
--------------------------------------------------------------------------------
THAI INVESTMENT PLAN (98.6%)

--------------------------------------------------------------------------------
THAI COMMON STOCKS (93.4%)
(Unless otherwise noted)

--------------------------------------------------------------------------------
AUTOMOBILES (1.6%)
   Thai Stanley Electric Co., Ltd.          715,000     U.S.$                795
   Thai Storage Battery Co., Ltd.           390,600                          365
                                                        ------------------------
                                                                           1,160
                                                        ------------------------
--------------------------------------------------------------------------------
BANKING (19.3%)
(a)Bangkok Bank Co., Ltd.                 2,430,750                        5,305
   Siam Commercial Bank Co.,
     Ltd. (Foreign)                       2,071,900                        2,865
   Thai Farmers Bank Co., Ltd.            2,874,050                        5,766
                                                        ------------------------
                                                                          13,936
                                                        ------------------------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO (5.6%)
   The Serm Suk Co., Ltd.                   869,300                        4,030
                                                        ------------------------
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (4.8%)
   BEC World Co., Ltd.                      557,300                        3,445
                                                        ------------------------
--------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (14.4%)
   Siam Cement Co., Ltd.                    295,800                        5,549
   Siam City Cement Co., Ltd.             1,271,945                        4,897
                                                        ------------------------
                                                                          10,446
                                                        ------------------------
--------------------------------------------------------------------------------
CHEMICALS (1.9%)
   National Petrochemical Co.,
     Ltd.                                 1,526,300                        1,355
                                                        ------------------------
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (12.1%)
   Delta Electronics Public Co.,
     Ltd.                                   542,955                        4,534
   Shinawatra Computer Co.,
     Ltd.                                   953,700                        4,214
                                                        ------------------------
                                                                           8,748
                                                        ------------------------
--------------------------------------------------------------------------------
ENERGY SOURCES (4.3%)
   PTT Exploration & Production
     Public Co., Ltd.                       408,800                        3,103
                                                        ------------------------
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (6.5%)
(a)Charoen Pokphand Feedmill
     Co., Ltd.                            1,251,580                        1,951

   Compass East Industry
     Public Co., Ltd.                       348,700                        1,428

   Thai Union Frozen Products
     Public Co. Ltd.                        380,200                        1,319
                                                        ------------------------
                                                                           4,698
                                                        ------------------------
--------------------------------------------------------------------------------
INSURANCE (1.3%)
   Bangkok Insurance Co., Ltd.              248,100                          935
                                                        ------------------------
--------------------------------------------------------------------------------
REAL ESTATE (1.4%)
   Golden Land Property
     Development Public Co.,
     Ltd.                                 1,850,000         U.S.$          1,028
                                                        ------------------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- WIRELESS (4.7%)
   Advanced Information
     Services Co., Ltd.                     349,800                        3,376
                                                        ------------------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (5.8%)
   Shinawatra Satellite Public Co.,
     Ltd.                                 2,331,100                        2,165
   TelecomAsia Corp. Public
     Co., Ltd.                            2,184,800                        2,073
                                                        ------------------------
                                                                           4,238
                                                        ------------------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL (1.9%)
   Saha-Union Co., Ltd.                   1,483,600                          654
(a)Thai Rung Textile Co., Ltd.                  958                         -- @
   Thai Wacoal Co., Ltd.                    347,013                          705
                                                        ------------------------
                                                                           1,359
                                                        ------------------------
--------------------------------------------------------------------------------
TRANSPORTATION -- AIRLINES (4.2%)
   Thai Airways International Public
     Co. Ltd.                             1,630,300                        3,072
                                                        ------------------------
--------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (3.6%)
   Electricity Generating Public
     Co. Ltd.                             1,783,300                        2,587
                                                        ------------------------
--------------------------------------------------------------------------------
TOTAL THAI COMMON STOCKS
     (Cost U.S.$65,471)                                                   67,516
                                                        ------------------------
--------------------------------------------------------------------------------
                                             NO. OF
                                           WARRANTS
--------------------------------------------------------------------------------
WARRANTS (1.5%)
--------------------------------------------------------------------------------
BANKING (1.5%)
(a)Siam Commercial Bank Co., Ltd.,
     expiring 5/10/02 (Cost U.S.$--)      1,687,800                        1,087
                                                        ------------------------
--------------------------------------------------------------------------------
                                               FACE
                                             AMOUNT
                                              (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (3.7%)
(Interest Bearing Demand Account)
   Thai Baht
   (Cost U.S.$2,632)                  THB    97,451                        2,642
                                                        ------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                               FACE
                                             AMOUNT                        VALUE
                                              (000)                         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.6%)
   Chase Securities, Inc. 4.55%,
     dated 6/30/99, due 7/1/99,
     to be repurchased at
     U.S.$1,185, collateralized by
     U.S.$1,105 United States
     Treasury Bonds, 7.25%, due
     5/15/16, valued at
     U.S.$1,228 (Cost U.S.$1,185) U.S.$       1,185     U.S.$              1,185
                                                        ------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
      (Cost $69,288)                                                      72,430
                                                        ------------------------
--------------------------------------------------------------------------------
OTHER ASSETS (3.4%)
   Receivable for Investments Sold            2,409
   Dividends Receivable                          10
   Interest Receivable                            4
   Other Assets                                  35
                                                                           2,458
                             ----------------------     ------------------------
--------------------------------------------------------------------------------
LIABILITIES (-3.6%)
   Payable For:
     Investments Purchased                   (2,365)
     Directors' Fees and Expenses               (50)
     U.S. Investment Advisory Fees              (49)
     Shareholder Reporting Expenses             (44)
     Professional Fees                          (39)
     Thai Investment Advisory Fees              (21)
     Administrative Fees                        (12)
     Custodian Fees                              (1)
     Other Liabilities                          (33)
                                                                          (2,614)
                           ------------------------     ------------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 13,267,713, issued and
     outstanding U.S.$0.01 par value shares
     (30,000,000 shares authorized)                     U.S.$             72,274
                                                        ------------------------
                                                        ------------------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                               U.S.$               5.45
                                                        ------------------------
                                                        ------------------------
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                            (000)
--------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
   Common Stock                                         U.S.$                132
   Capital Surplus                                                       189,857
   Accumulated Net Investment Loss                                           (13)
   Accumulated Net Realized Loss                                        (120,915)
   Unrealized Appreciation on Investments and
     Foreign Currency Translations                                         3,213
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                        U.S.$             72,274
                                                        ------------------------
                                                        ------------------------
--------------------------------------------------------------------------------

   (a) -- Non-income producing.
    @ -- Value is less than U.S.$500.
June 30, 1999 exchange rate-- Thai Baht (THB) 36.885 = U.S. $1.00.

    The accompanying notes are an integral part of the financial statements.

                                                                                        SIX MONTHS ENDED
                                                                                         JUNE 30, 1999
                                                                                          (UNAUDITED)
STATEMENT OF OPERATIONS                                                                      (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ........................................................................   U.S.$      546
   Interest .........................................................................               36
--------------------------------------------------------------------------------------------------------
Total Income ........................................................................              582
--------------------------------------------------------------------------------------------------------
Expenses
   U.S. Investment Advisory Fees ....................................................              243
   Thai Investment Advisory Fees ....................................................              106
   Administrative Fees ..............................................................               67
   Directors' Fees and Expenses .....................................................               55
   Shareholder Reporting Expenses ...................................................               43
   Professional Fees ................................................................               41
   Custodian Fees ...................................................................               24
   Transfer Agent Fees ..............................................................                5
   Other Expenses ...................................................................               11
--------------------------------------------------------------------------------------------------------
     Total Expenses .................................................................              595
--------------------------------------------------------------------------------------------------------
       Net Investment Loss ..........................................................              (13)
--------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold ..........................................................           (5,873)
Foreign Currency Transactions .......................................................               (3)
--------------------------------------------------------------------------------------------------------
     Net Realized Loss ..............................................................           (5,876)
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments ......................................................           27,763
   Depreciation on Foreign Currency Translations ....................................               (3)
--------------------------------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation .................................           27,760
--------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation ..........           21,884
--------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................   U.S.$   21,871
--------------------------------------------------------------------------------------------------------
------------------------------------------------- ------------------------------------------------------

                                                                SIX MONTHS ENDED        YEAR ENDED
                                                                 JUNE 30, 1999       DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                   (000)                 (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net Investment Loss .......................................  U.S.$        (13)    U.S.$        (489)
   Net Realized Loss .........................................            (5,876)              (82,498)
   Change in Unrealized Appreciation/Depreciation ............            27,760                84,842
--------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations ......            21,871                 1,855
--------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income .....................................                 -                (2,433)
--------------------------------------------------------------------------------------------------------
Total Distributions ..........................................                 -                (2,433)
--------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Reinvestment of Distributions (0 and 129,475 shares) ......                 -                   869
--------------------------------------------------------------------------------------------------------
   Total Increase ............................................            21,871                   291
Net Assets:
   Beginning of Period .......................................            50,403                50,112
--------------------------------------------------------------------------------------------------------


   End of Period (including accumulated net investment loss of
   U.S.$(13) and U.S.$0, respectively) .......................  U.S.$     72,274     U.S.$      50,403
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                       ENDED                YEAR ENDED DECEMBER 31,
SELECTED PER SHARE                                 JUNE 30, 1999    ------------------------------------
DATA AND RATIOS:                                    (UNAUDITED)         1998                1997
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              U.S.$   3.80      U.S.$   3.81   U.S.$   15.63
--------------------------------------------------------------------------------------------------------
Offering Costs ......................                       --                --              --
--------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ........                     0.00#            (0.03)           0.33
Net Realized and Unrealized Gain
  (Loss) on Investments .............                     1.65              0.21          (11.92)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      1.65              0.18          (11.59)
--------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income ............                       --             (0.19)             --
   In Excess of Net Investment Income                       --                --           (0.11)
   Net Realized Gain ................                       --                --              --
   In Excess of Net Realized Gain ...                       --                --           (0.12)
--------------------------------------------------------------------------------------------------------
    Total Distributions .............                       --             (0.19)          (0.23)
--------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
   Capital Share Transactions .......                       --                --              --
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......             U.S.$   5.45      U.S.$   3.80   U.S.$    3.81
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD             U.S.$  10.25      U.S.$   5.88   U.S.$    5.25
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value .....................                    74.47%            15.43%         (67.35)%
   Net Asset Value (1) ..............                    43.42%             2.88%         (75.17)%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)             U.S.$ 72,274      U.S.$ 50,403   U.S.$  50,112
--------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Thai Tax to
   Average Net Assets ...............                     2.16%*            2.32%           1.44%
Ratio of Expenses After Thai Tax to
   Average Net Assets ...............                     2.07%*             N/A             N/A
Ratio of Net Investment Income to
   Average Net Assets ...............                    (0.05)%*          (0.97)%          3.14%
Portfolio Turnover Rate                                     41%               78%             22%
--------------------------------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
SELECTED PER SHARE                                                  ------------------------------------
DATA AND RATIOS:                                     1996               1995            1994
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              U.S.$  24.89      U.S.$  28.30   U.S.$   39.42
--------------------------------------------------------------------------------------------------------
Offering Costs ......................                       --                --           (0.05)
--------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ........                     0.31              0.38            0.32
Net Realized and Unrealized Gain
  (Loss) on Investments .............                    (9.15)            (0.19)          (5.08)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     (8.84)             0.19           (4.76)
--------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income ............                       --             (0.06)          (0.35)
   In Excess of Net Investment Income                    (0.32)            (0.05)             --
   Net Realized Gain ................                    (0.08)            (3.23)          (4.62)
   In Excess of Net Realized Gain ...                       --             (0.15)             --
--------------------------------------------------------------------------------------------------------
    Total Distributions .............                    (0.40)            (3.49)          (4.97)
--------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
   Capital Share Transactions .......                    (0.02)+           (0.11)+         (1.34)++
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......             U.S.$  15.63      U.S.$  24.89   U.S.$   28.30
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD             U.S.$  16.38      U.S.$  22.38   U.S.$   22.38
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value .....................                   (25.33)%           13.70%         (24.30)%+++
   Net Asset Value (1) ..............                   (35.93)%           (0.10)%        (10.40)%+++
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)             U.S.$204,209      U.S.$312,965   U.S.$ 343,840
--------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Thai Tax to
   Average Net Assets ...............                     1.19%             1.17%           1.13%
Ratio of Expenses After Thai Tax to
   Average Net Assets ...............                     1.43%             1.30%           1.22%
Ratio of Net Investment Income to
   Average Net Assets ...............                     1.42%             1.35%           1.01%
Portfolio Turnover Rate .............                       24%               26%             22%
--------------------------------------------------------------------------------------------------------

* Annualized.
# Amount is less than U.S.$0.01.
+ Decrease due to shares issued on reinvestment of distributions.
++ Consists of U.S.$0.09 per share decrease from reinvestment of distributions and U.S.$1.25 per share decrease due to common stock issued through Rights Offering during the year.
+++ This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999
----------

     The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     Distributions of income from the Plan to the Fund are subject to Thai income tax which is withheld at a rate of 10% of the local currency gross distribution amount. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

          - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

          - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for net operating losses, foreign currency transactions, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies". These differences are also primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and the timing of the deductibility of certain foreign taxes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

C. The Mutual Fund Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.40% of the Fund's first $50 million of average weekly net assets, 0.25% of the Fund's next $50 million of average weekly net assets and 0.20% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.05% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

E. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. During the six months ended June 30, 1999, the Fund made purchases and sales totaling $21,780,000 and $22,212,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 1999, the U.S. Federal income tax cost basis of securities was $66,656,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $3,132,000, of which $24,703,000 related to appreciated securities and $21,571,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $108,851,000 available to offset future gains of which $23,692,000 will expire on December 31, 2005 and $85,159,000 will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. A significant portion of the Fund's net assets consist of investments in the Thai Investment Plan, including Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1999 totaled $50,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

                        H. Supplemental Proxy Information

The Annual Meeting of the Stockholders of The Thai Fund, Inc. was held on June 21, 1999. The following is a summary of each proposal presented and the total number of shares voted:


                                                                        Votes in     Votes    Authority     Votes
PROPOSAL:                                                               Favor of    Against   Withheld    Abstained
--------                                                                --------    -------   --------    ---------
1. To elect the following Directors: Peter J.Chase ................... 6,848,875         --     130,811          --
                                     David B. Gill ................... 6,859,451         --     120,235          --
                                     Michael F. Klein ................ 6,832,419         --     147,268          --

2. To ratify the selection of PricewaterhouseCoopersLLP as independent
   accountants of the Fund ........................................... 6,911,638     34,979          --      33,069

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Advisers depend on the smooth operation of their computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Advisers are monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                        The Thai Fund, Inc.
                        Boston Equiserve
                        Dividend Reinvestment and Cash Purchase Plan
                        P.O. Box 1681
                        Boston, MA 02105-1681
                        1-800-730-6001